Supplement to the
Fidelity® High Yield Factor ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Rahul Bhargava (Co-Lead Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Cheng will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Lead Portfolio Manager for the fund, and Mr. Bhargava will serve as the Lead Portfolio Manager.
HIE-SUSTK-0524-102 1.9910130.102	May 20, 2024